PACIFIC HORIZON FUNDS, INC. (THE "COMPANY")
                     REGISTRATION NOS. 2-81110 AND 811-4293
                                   FORM N-SAR
                       FISCAL PERIOD ENDED AUGUST 31, 1996

SUB-ITEM 77C:     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

1.                On May 3, 1996, Concord Financial Group, Inc.
         ("Concord"), as sole shareholder of the Company's Class T Common Stock (A Shares of the International Equity Fund), approved the following: (1) Amendment No. 4 to the Administration Agreement between the Company and Concord Holding Corporation with respect to the International Equity Fund; (2) the Company's Shareholder Service Plan with respect to A Shares of the International Equity Fund; and
         (3) the selection of Price Waterhouse LLP as independent accountants for the International Equity Fund.

2. On August 1, 1996, BISYS Fund Services, Inc. ("BISYS"), as sole shareholder of the Company's Class U Common Stock (A Shares of the Short-Term Government Fund), approved the following: (1) the elimination of the Short-Term Government Fund's fundamental investment limitation that prohibited it from writing or selling puts, calls, straddles, spreads or combinations thereof; (2) the amendment of one of the Short-Term Government Fund's fundamental investment limitations, by the deletion of references to securities lending which were contained in a listing of exceptions to the fundamental investment limitation which prohibited the making of securities loans; (3) the Investment Advisory Agreement between the Company and Bank of America National Trust and Savings Association dated July 30, 1996 with respect to the Short-Term Government Fund; (4) Amendment No. 7 to the Administration Agreement dated July 30, 1996 between the
         Company and Concord Holding Corporation with respect to the Short-Term Government Fund; (5) the Company's Shareholder Service Plan with respect to A Shares of the Short-Term Government Fund; and (6) the selection of Price Waterhouse
         LLP as independent accountants for the Short-Term Government
         Fund.

3.                On July 22, 1996, BISYS, as sole shareholder of the
         Company's Class D Common Stock-Special Series 5 (K Shares of the Aggressive Growth Fund), Class E Common Stock-Special
         Series 5 (K Shares of the U.S. Government Securities Fund),
         Class F Common Stock-Special Series 5 (K Shares of the
         Capital Income Fund), Class G Common Stock-Special Series 5
         (K Shares of the California Tax-Exempt Bond Fund), Class M
         Common Stock-Special Series 5 (K Shares of the Intermediate
         Bond Fund), Class N Common Stock-Special Series 5 (K Shares of the Blue Chip Fund), Class O Common Stock-Special Series 5 (K Shares of the Asset Allocation Fund), Class Q Common Stock-Special Series 5 (K Shares of the National Municipal Bond Fund), Class T Common Stock-Special Series 5 (K Shares of the International Equity Fund) and Class W Common Stock- Special Series 5 (K Shares of the Corporate Bond
         Fund), approved the Company's Distribution Plan with respect to K Shares of each Fund.

4. On July 22, 1996, BISYS, as sole shareholder of the Company's Class A Common Stock-Special Series 4 (X Shares of the Treasury Fund) and Class B Common Stock-Special Series 4 (X Shares of the Prime Fund) approved the Company's Distribution and Services Plan with respect to X Shares of each Fund.

SUB-ITEM 77D:     POLICIES WITH RESPECT TO SECURITY INVESTMENTS

(a)

         1. The Company's Board of Directors unanimously approved a change in a non-fundamental investment policy of the Company's Prime Fund at the Board's regular meeting on April 23, 1996. Such change permitted the Fund to invest in U.S. dollar denominated certificates of deposit and similar instruments issued by foreign branches of foreign banks ("Yankee Euros"). The Fund may not invest more than 25% of its total assets (at the time of purchase) in Yankee Euros.

         2. The California Tax-Exempt Bond Fund can invest up to 25% of its total assets in securities rated below investment grade (i.e., "junk bonds"). Prior to July
                  1, 1996, the Fund's prospectus disclosed that despite its authority to invest up to 25% of its total assets in junk bonds, the Fund intended to invest no more than 5% of its net assets in such lower rated securities.
                  At the special meeting of the Company's Board of Directors on June 20, 1996, the Board unanimously approved the elimination of the 5% restriction.

         3. The California Tax-Exempt Bond Fund can invest up to 20% of its total assets in taxable instruments.
                  Prior to July 1, 1996, the Fund's prospectus disclosed that despite its authority to invest up to 20% of its total assets in taxable instruments, the Fund intended to invest no more than 5% of its net assets in any particular type of taxable security. At the special meeting of the Company's Board of Directors on June 20, 1996, the Board unanimously approved the elimination of the 5% restriction.

(e)

         1. Prior to July 1, 1996, the National Municipal Bond Fund operated as part of a master feeder structure and invested all of its assets in a corresponding master portfolio of Master Investment Trust, Series I (the
                  "Master Portfolio"), which had an identical investment objective. On July 1, 1996, the National Municipal
                  Bond Fund withdrew its investment in the Master
                  Portfolio and began investing its assets directly in investment securities.

         2. Pursuant to an order by the Securities and Exchange Commission (Release No. IC-22132, August 12, 1996), the Company's non-money market funds (each, a "Portfolio") may now use their uninvested cash reserves to purchase shares of money market funds advised by Bank of America National Trust & Savings Association.

                  A Portfolio's aggregate investment in one of such money market funds cannot exceed the greater of 5% of such Portfolio's total net assets or $2.5 million.

SUB-ITEM 77I:  TERMS OF NEW OR AMENDED SECURITIES

(b) The Company issued shares of common stock classified as: Class U Common Stock representing interests in the Short-Term Government Fund's A Shares; Class T Common Stock representing interests in the International Equity Fund's A Shares; Class D Common Stock-Special Series 5 representing interests in the Aggressive Growth Fund's K Shares; Class E Common Stock-Special Series 5 representing interests in the U.S. Government Securities Fund's K Shares; Class F Common Stock-Special Series 5 representing interests in the Capital Income Fund's K Shares; Class G Common Stock-Special Series
         5 representing interests in the California Tax-Exempt Bond Fund's K Shares; Class M Common Stock-Special Series 5 representing interests in the Intermediate Bond Fund's K Shares; Class N Common Stock-Special Series 5 representing interests in the Blue Chip Fund's K Shares; Class O Common Stock-Special Series 5 representing interests in the Asset Allocation Fund's K Shares; Class Q Common Stock-Special Series 5 representing interests in the National Municipal Bond Fund's K Shares; Class T Common Stock-Special Series 5 representing interests in the International Equity Fund's K Shares; and Class W Common Stock-Special Series 5 representing interests in the Corporate Bond Fund's K Shares (collectively, the "Non-Money Market Funds").

                  The information required by Sub-Item 77I(b) with respect to the A and K Shares of the Company's Non-Money Market Funds is incorporated herein by reference to the following sections of the Company's prospectuses and statements of additional information for the Non-Money Market Funds, as filed with the Securities and Exchange Commission on July 3, 1996 (except for the Short-Term Government Fund, which was filed on August 1, 1996) pursuant to Rule 497 under the Securities Act of 1933: Expense Summary, Shareholder Guide -- How to Buy Shares, Shareholder Services -- Can I Exchange My Investment From One Fund to Another, Description of Shares, and Plan Payments (prospectuses); and General Information -- Description of Shares, Additional Purchase and Redemption Information -- Supplementary Purchase and Redemption Information: All Funds, and Distributor and Plan Payments (statements of additional information).

                  The Company also issued shares of common stock classified as:
         Class B Common Stock-Special Series 4 representing interests in the Prime Fund's X Shares; and Class A Common Stock-Special Series 4 representing interests in the Treasury Fund's X Shares (collectively, the "Money
         Market Funds").

                  The information required by Sub-Item 77I(b) with respect to the X Shares of the Company's Money Market Funds is incorporated herein by reference to the following sections of the Company's prospectuses and statements of additional information for the Money Market Funds, as filed with the Securities and Exchange Commission on July 3, 1996 pursuant to Rule 497 under the Securities Act of 1933: Expense Summary, Management of the Funds -- Distribution and Services Plan, Purchases of Shares -- How X Shares are Purchased, Description of Shares (prospectuses); and General Information -- Description of Shares, Purchase and Redemption of Shares -- Pacific Horizon Shares, X Shares and S Shares, and Management of the Funds -- The Distribution and Services Plan (statements of additional information).

SUB-ITEM 77Q1:  EXHIBITS

1.       ARTICLES SUPPLEMENTARY RECLASSIFYING SHARES FILED APRIL 12, 1996

                             ARTICLES SUPPLEMENTARY

                                       OF

                           PACIFIC HORIZON FUNDS, INC.

                  PACIFIC HORIZON FUNDS, INC., a Maryland corporation having its principal office in the City of Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         Class A Common Stock - Special Series 3
         ---------------------------------------
                  FIRST:  Pursuant to Section 2-208 of the Maryland
General Corporation Law, the Board of Directors of the Corporation has reclassified Five (5) Billion (5,000,000,000) shares of authorized and unissued capital stock of the Corporation previously classified as Class A Common Stock (par value One Mill ($0.001) per share) and Five (5) Billion (5,000,000,000) shares of authorized and unissued capital stock of the Corporation previously classified as Class A Common Stock -Special Series 1 (par value One Mill ($0.001) per share) as Class A Common Stock -Special Series 3 (par value One Mill ($0.001) per share), such that there now exists a total of Ten Billion (10,000,000,000) shares of capital stock of the Corporation classified as Class A Common Stock - Special Series 3 pursuant to the following resolution adopted by the Board of Directors of the Corporation at the Regular Meeting of the Board of Directors held on January 30, 1996:

                  RESOLVED, that pursuant to Article VI of the Articles of Incorporation of the Corporation Five Billion (5,000,000,000) authorized and unissued shares of capital stock of the Corporation previously classified as Class A Common Stock (of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Million Dollars ($5,000,000)) and Five Billion (5,000,000,000) authorized and unissued shares of capital stock of the Corporation previously classified as Class A Common Stock-Special Series 1 (of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Million Dollars ($5,000,000) be, and hereby are, divided into and reclassified as Class A Common Stock - Special Series 3;

                  FURTHER RESOLVED, that all consideration received by the Corporation for the issue or sale of shares of Class A Common Stock - Special Series 3 shall be invested and reinvested with the consideration received by the Corporation for the issue and sale of all other shares now or hereafter designated as Class A Common Stock (irrespective of whether said shares have been designated as Special Series of said Class, and if so designated as Special Series, irrespective of the particular Series designation), along with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Corporation allocated to the shares of Class A Common Stock - Special Series 3 or such other shares by the Board of Directors in accordance with the Charter of the Corporation, and each share of Class A Common Stock - Special Series 3 shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each share of Class A Common Stock - Special Series 3 shall be charged equally with each other share now or hereafter designated as Class A Common Stock (irrespective of whether said shares have been designated as part of a Special Series of said Class and, if so designated as a part of a Special Series, irrespective of the particular Series designation) with the expenses and liabilities of the Corporation in respect of shares of Class A Common Stock - Special Series 3 or such other shares and in respect of any general expenses and liabilities of the Corporation allocated to shares of Class A Common Stock - Special Series 3 or such other shares in accordance with the Charter of the Corporation, except that:

                  (a) shares of Class A Common Stock - Special Series 3 shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Corporation pursuant to which an organization or other person agrees to provide services with respect to such Series but not with respect to shares of Class A Common Stock (irrespective of whether said shares have been designated as part of a Special Series of said Class and, if so designated as a part of a Special Series, irrespective of the particular Series designation) other than Class A Common Stock - Special Series 3, as well as any other expenses and liabilities directly attributable to Class A Common Stock Special Series 3 which the Board of Directors determines should be borne solely by such Series; and

                  (b) shares of Class A Common Stock - Special Series 3 shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Corporation pursuant to which an organization or other person agrees to provide services with respect to other shares of Class A Common Stock (irrespective of whether said shares have been designated as part of a Special Series of said Class and, if so designated as a part of a Special Series, irrespective of the particular Series designation) of the Corporation but not with respect to Class A Common Stock - Special Series 3, as well as any other expenses and liabilities directly attributable to shares of Class A Common Stock other than Class A Common Stock - Special Series 3 which the Board of Directors determines should be borne solely by such other shares;

                  FURTHER RESOLVED, that each share of Class A Common Stock - Special Series 3 shall otherwise have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as each other share now or hereafter designated as Class A Common Stock (irrespective of whether said share has been designated as part of a Special Series of said Class and, if so designated as part of a Special Series, irrespective of the particular Series designation), except that:

                  (a) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) of the immediately preceding resolution (or to any plan or other document adopted by the Corporation relating to said agreements, arrangements, expenses or liabilities) and is submitted to a vote of shareholders of the Corporation, only shares of Class A Common Stock - Special Series 3 shall be entitled to vote, except that: (i) if said matter affects shares of capital stock of the Corporation other than shares of Class A Common Stock - Special Series 3, such other affected shares of capital stock shall also be entitled to vote, and in such case shares of Class A Common Stock - Special Series 3 shall be voted in the aggregate together with such other affected shares and not by Class or Series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if said matter does not affect shares of Class A Common Stock Special Series 3, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares of capital stock of the Corporation other than shares of Class A Common Stock Special Series 3; and

                  (b) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) of the immediately preceding resolution (or any plan or other document adopted by the Corporation relating to said agreements, arrangements, expenses or liabilities) and is submitted to a vote of shareholders of the Corporation, shares of Class A Common Stock - Special Series 3 shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Directors of the Corporation, and except that if said matter affects shares of Class A Common Stock - Special Series 3, such shares shall be entitled to vote, and in such case shares of Class A Common Stock - Special Series 3 shall be voted in the aggregate together with all other shares of capital stock of the Corporation voting on the matter and not by Class or Series except where otherwise required by law or permitted by the Board of Directors.

         Class B Common Stock - Special Series 3
         ---------------------------------------

                  SECOND: Pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation has reclassified Five
(5) Billion (5,000,000,000) shares of authorized and unissued capital stock of the

Corporation previously classified as Class B Common Stock (par value One Mill ($0.001) per share) and Five (5) Billion (5,000,000,000) shares of authorized and unissued capital stock of the Corporation previously classified as Class B Common Stock - Special Series 1 (par value One Mill ($0.001) per share) as Class B Common Stock - Special Series 3 (par value One Mill ($0.001) per share), such that there now exists a total of Ten Billion (10,000,000,000) shares of capital stock of the Corporation classified as Class B Common Stock - Special Series 3 pursuant to the following resolution adopted by the Board of Directors of the Corporation at the Regular Meeting of the Board of Directors held on January 30, 1996:

                  RESOLVED, that pursuant to Article VI of the Articles of Incorporation of the Corporation Five Billion (5,000,000,000) authorized and unissued shares of capital stock of the Corporation previously classified as Class B Common Stock (of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Million Dollars ($5,000,000)) and Five Billion (5,000,000,000) authorized and unissued shares of capital stock of the Corporation previously classified as Class B Common Stock - Special Series 1 (of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Million Dollars ($5,000,000)) be, and hereby are, divided into and reclassified as Class B Common Stock - Special Series 3;

                  FURTHER RESOLVED, that all consideration received by the Corporation for the issue or sale of shares of Class B Common Stock - Special Series 3 shall be invested and reinvested with the consideration received by the Corporation for the issue and sale of all other shares now or hereafter designated as Class B Common Stock (irrespective of whether said shares have been designated as Special Series of said Class, and if so designated as Special Series, irrespective of the particular Series designation), along with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Corporation allocated to the shares of Class B Common Stock - Special Series 3 or such other shares by the Board of Directors in accordance with the Charter of the Corporation, and each share of Class B Common Stock - Special Series 3 shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each share of Class B Common Stock - Special Series 3 shall be charged equally with each other share now or hereafter designated as Class B Common Stock (irrespective of whether said shares have been designated as part of a Special Series of said Class and, if so designated as a part of a Special Series, irrespective of the particular Series designation) with the expenses and liabilities of the Corporation in respect of shares of Class B Common Stock - Special Series 3 or such other shares and in respect of any general expenses and liabilities of the Corporation allocated to shares of Class B Common Stock - Special Series 3 or such other shares in accordance with the Charter of the Corporation, except that:

                  (a) shares of Class B Common Stock - Special Series 3 shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Corporation pursuant to which an organization or other person agrees to provide services with respect to such Series but not with respect to shares of Class B Common Stock (irrespective of whether said shares have been designated as part of a Special Series of said Class and, if so designated as a part of a Special Series, irrespective of the particular Series designation) other than Class B Common Stock - Special Series 3, as well as any other expenses and liabilities directly attributable to Class B Common Stock Special Series 3 which the Board of Directors determines should be borne solely by such Series; and

                  (b) shares of Class B Common Stock - Special Series 3 shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Corporation pursuant to which an organization or other person agrees to provide services with respect to other shares of Class B Common Stock (irrespective of whether said shares have been designated as part of a Special Series of said Class and, if so designated as a part of a Special Series, irrespective of the particular Series designation) of the Corporation but not with respect to Class B Common

         Stock - Special Series 3, as well as any other expenses and liabilities directly attributable to shares of Class B Common Stock other than Class B Common Stock - Special Series 3 which the Board of Directors determines should be borne solely by such other shares;

                  FURTHER RESOLVED, that each share of Class B Common Stock - Special Series 3 shall otherwise have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as each other share now or hereafter designated as Class B Common Stock (irrespective of whether said share has been designated as part of a Special Series of said Class and, if so designated as part of a Special Series, irrespective of the particular Series designation), except that:

                  (a) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) of the immediately preceding resolution (or to any plan or other document adopted by the Corporation relating to said agreements, arrangements, expenses or liabilities) and is submitted to a vote of shareholders of the Corporation, only shares of Class B Common Stock - Special Series 3 shall be entitled to vote, except that: (i) if said matter affects shares of capital stock of the Corporation other than shares of Class B Common Stock - Special Series 3, such other affected shares of capital stock shall also be entitled to vote, and in such case shares of Class B Common Stock - Special Series 3 shall be voted in the aggregate together with such other affected shares and not by Class or Series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if said matter does not affect shares of Class B Common Stock Special Series 3, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares of capital stock of the Corporation other than shares of Class B Common Stock Special Series 3; and

                  (b) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) of the immediately preceding resolution (or any plan or other document adopted by the Corporation relating to said agreements, arrangements, expenses or liabilities) and is submitted to a vote of shareholders of the Corporation, shares of Class B Common Stock - Special Series 3 shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Directors of the Corporation, and except that if said matter affects shares of Class B Common Stock - Special Series 3, such shares shall be entitled to vote, and in such case shares of Class B Common Stock - Special Series 3 shall be voted in the aggregate together with all other shares of capital stock of the Corporation voting on the matter and not by Class or Series except where otherwise required by law or permitted by the Board of Directors.

         Class B Common Stock - Special Series 4
         ---------------------------------------
                  THIRD:  Pursuant to Section 2-208 of the Maryland

General Corporation Law, the Board of Directors of the Corporation has reclassified Ten (10) Billion (10,000,000,000) shares of authorized and unissued capital stock of the Corporation previously classified as Class B Common Stock Special Series 2 (par value One Mill ($0.001) per share) as Class B Common Stock
- Special Series 4 (par value One Mill ($0.001) per share), such that there now exists a total of Ten Billion (10,000,000,000) shares of capital stock of the Corporation classified as Class B Common Stock - Special Series 4 pursuant to the following resolution adopted by the Board of Directors of the Corporation at the Regular Meeting of the Board of Directors held on January 30, 1996:

                  RESOLVED, that pursuant to Article VI of the Articles of Incorporation of the Corporation Ten Billion (10,000,000,000) authorized and unissued shares of capital stock of the Corporation previously classified as Class B Common Stock - Special Series 2 (of the par value of One Mill ($0.001) per share and of the aggregate par value of Ten Million Dollars ($10,000,000)) be, and hereby are, divided into and reclassified as Class B Common Stock Special Series 4;

                  FURTHER RESOLVED, that all consideration received by the Corporation for the issue or sale of shares of Class B

         Common Stock - Special Series 4 shall be invested and reinvested with the consideration received by the Corporation for the issue and sale of all other shares now or hereafter designated as Class B Common Stock (irrespective of whether said shares have been designated as Special Series of said Class, and if so designated as Special Series, irrespective of the particular Series designation), along with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Corporation allocated to the shares of Class B Common Stock - Special Series 4 or such other shares by the Board of Directors in accordance with the Charter of the Corporation, and each share of Class B Common Stock - Special Series 4 shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                  FURTHER RESOLVED, that each share of Class B Common Stock - Special Series 4 shall be charged equally with each other share now or hereafter designated as Class B Common Stock (irrespective of whether said shares have been designated as part of a Special Series of said Class and, if so designated as a part of a Special Series, irrespective of the particular Series designation) with the expenses and liabilities of the Corporation in respect of shares of Class B Common Stock - Special Series 4 or such other shares and in respect of any general expenses and liabilities of the Corporation allocated to shares of Class B Common Stock - Special Series 4 or such other shares in accordance with the Charter of the Corporation, except that:

                  (a) shares of Class B Common Stock - Special Series 4 shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Corporation pursuant to which an organization or other person agrees to provide services with respect to such Series but not with respect to shares of Class B Common Stock (irrespective of whether said shares have been designated as part of a Special Series of said Class and, if so designated as a part of a Special Series, irrespective of the particular Series designation) other than Class B Common Stock - Special Series 4, as well as any other expenses and liabilities directly attributable to Class B Common Stock Special Series 4 which the Board of Directors determines should be borne solely by such Series; and

                  (b) shares of Class B Common Stock - Special Series 4 shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Corporation pursuant to which an organization or other person agrees to provide services with respect to other shares of Class B Common Stock (irrespective of whether said shares have been designated as part of a Special Series of said Class and, if so designated as a part of a Special Series, irrespective of the particular Series designation) of the Corporation but not with respect to Class B Common Stock - Special Series 4, as well as any other expenses and liabilities directly attributable to shares of Class B Common Stock other than Class B Common Stock - Special Series 4 which the Board of Directors determines should be borne solely by such other shares;

                  FURTHER RESOLVED, that each share of Class B Common Stock - Special Series 4 shall otherwise have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as each other share now or hereafter designated as Class B Common Stock (irrespective of whether said share has been designated as part of a Special Series of said Class and, if so designated as part of a Special Series, irrespective of the particular Series designation), except that:

                  (a) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) of the immediately preceding resolution (or to any plan or other document adopted by the Corporation relating to said agreements, arrangements, expenses or liabilities) and is submitted to a vote of shareholders of the Corporation, only shares of Class B Common Stock - Special Series 4 shall be entitled to vote, except that: (i) if said matter affects shares of capital stock of the Corporation other than shares of Class B Common Stock - Special Series 4, such other affected shares of capital stock shall also be entitled to vote, and in such case shares of Class B Common Stock - Special Series 4 shall be voted in the aggregate together with such other affected shares and not by Class or Series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if said matter does not affect shares of Class B Common Stock Special Series 4, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares of capital stock of the Corporation other than shares of Class B Common Stock Special Series 4; and

                  (b) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) of the immediately preceding resolution (or any plan or other document adopted by the Corporation relating to said agreements, arrangements, expenses or liabilities) and is submitted to a vote of shareholders of the Corporation, shares of Class B Common Stock - Special Series 4 shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Directors of the Corporation, and except that if said matter affects shares of Class B Common Stock - Special Series 4, such shares shall be entitled to vote, and in such case shares of Class B Common Stock - Special Series 4 shall be voted in the aggregate together with all other shares of capital stock of the Corporation voting on the matter and not by Class or Series except where otherwise required by law or permitted by the Board of Directors.

         General

                  FOURTH: The shares of capital stock of the Corporation reclassified pursuant to the resolutions set forth in Articles FIRST, SECOND and THIRD of these Articles Supplementary have been reclassified by the Corporation's Board of Directors under the authority contained in the Charter of the Corporation.

                  FIFTH: These Articles Supplementary do not increase the authorized number of shares of the Corporation or the aggregate par value thereof. The total number of shares of capital stock which the Corporation is presently authorized to issue remains Two Hundred Billion (200,000,000,000) shares (of the par value of One Mill ($.001) each) and of the aggregate par value of Two Hundred Million Dollars ($200,000,000) of Common Stock classified as follows:



                                           Number of shares
Classification                                Authorized
------------------------                    --------------

Class A                                     10,000,000,000
Class A-Special Series 1                    10,000,000,000
Class A-Special Series 2                    14,400,000,000
Class A-Special Series 3                    10,000,000,000
Class B                                     10,000,000,000
Class B-Special Series 1                    10,000,000,000
Class B-Special Series 2                    18,000,000,000
Class B-Special Series 3                    10,000,000,000
Class B-Special Series 4                    10,000,000,000
Class C                                        250,000,000
Class D                                        400,000,000
Class D-Special Series 3                       600,000,000
Class E                                        100,000,000
Class E-Special Series 3                       150,000,000
Class F                                        100,000,000
Class F-Special Series 3                       150,000,000
Class G                                        100,000,000
Class G-Special Series 3                       150,000,000
Class I                                      1,500,000,000
Class I-Special Series 1                     3,000,000,000
Class I-Special Series 2                     3,000,000,000
Class J                                      1,000,000,000
Class J-Special Series 1                       500,000,000
Class J-Special Series 2                       500,000,000
Class K                                     15,000,000,000
Class K-Special Series 1                    15,000,000,000
Class K-Special Series 2                     7,000,000,000
Class L                                     15,000,000,000
Class L-Special Series 1                    15,000,000,000
Class L-Special Series 2                     7,000,000,000
Class M                                         40,000,000
Class M-Special Series 3                        60,000,000
Class N                                         40,000,000
Class N-Special Series 3                        60,000,000
Class O                                         40,000,000
Class O-Special Series 3                        60,000,000
Class Q                                         40,000,000
Class Q-Special Series 3                        60,000,000
Class R                                         40,000,000
Class R-Special Series 3                        60,000,000
Class S                                         40,000,000
Class S-Special Series 3                        60,000,000
Class T                                         40,000,000
Class T-Special Series 3                        60,000,000
Class U                                         40,000,000
Class U-Special Series 3                        60,000,000
Class V                                         40,000,000
Class V-Special Series 3                        60,000,000
Class W                                         40,000,000
Class W-Special Series 3                        60,000,000
Unclassified                                11,100,000,000

         IN WITNESS WHEREOF, PACIFIC HORIZON FUNDS, INC. has caused these presents to be signed in its name and on its behalf by its Executive Vice President and its corporate seal to be hereunto affixed and attested by its Secretary on this 11th day of April, 1996.

                                                     PACIFIC HORIZON FUNDS, INC.

[SEAL]                                               By:/s/ William B. Blundin
                                                        ----------------------
                                                        William B. Blundin
                                                        Executive Vice President

Attest:

/s/ W. Bruce McConnel, III
--------------------------
W. Bruce McConnel, III
Secretary

                                   CERTIFICATE
                                   -----------

                  THE UNDERSIGNED, Executive Vice President of PACIFIC HORIZON FUNDS, INC., who executed on behalf of said Corporation the attached Articles Supplementary of said Corporation, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the attached Articles Supplementary to be the corporate act of said Corporation, and certifies that to the best of his knowledge, information and belief the matters and facts set forth in the attached Articles Supplementary with respect to authorization and approval are true in all material respects, under the penalties for perjury.

Dated:  April 11, 1996              /s/ William B. Blundin
                                    ----------------------
                                    William B. Blundin
                                    Executive Vice President

2. ARTICLES SUPPLEMENTARY RECLASSIFYING SHARES FILED ON JUNE 25, 1996 ARE INCORPORATED HEREIN BY REFERENCE TO EXHIBIT
         (1)(Z) TO POST-EFFECTIVE AMENDMENT NO. 50 TO THE REGISTRATION STATEMENT OF PACIFIC HORIZON FUNDS, INC. ON FORM N-1A FILED ON JULY 29, 1996 ("POST-EFFECTIVE AMENDMENT NO. 50").

3. ARTICLES SUPPLEMENTARY RECLASSIFYING SHARES FILED ON JUNE 25, 1996 ARE INCORPORATED HEREIN BY REFERENCE TO EXHIBIT
         (1)(AA) TO POST-EFFECTIVE AMENDMENT NO. 50.

4. ARTICLES SUPPLEMENTARY RECLASSIFYING SHARES FILED ON JUNE 25, 1996 ARE INCORPORATED HEREIN BY REFERENCE TO EXHIBIT
         (1)(BB) TO POST-EFFECTIVE AMENDMENT NO. 50.